UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2006


                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                   000-50052                  06-1393745
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois              60015
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (847) 444-3200


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers.

      On March 20, 2006, the Board of Directors (the "Board") of Cosi, Inc. (the "Company") appointed Michael O'Donnell to the Board as an independent director and a member of the Company's Compensation Committee. Mr. O'Donnell is currently the Chairman, Chief Executive Officer and President of Champps Entertainment, Inc. and has more than twenty years of experience in the restaurant industry.

      Terry Diamond and Edna Morris have resigned from the Board, effective March 20, 2006. Mr. Diamond has been a director of the Company since February 2001 and chose to resign as a result of personal commitments. Ms. Morris has been a director of the Company since April 2004 and chose to resign due to commitments in her new role as President of Blue Coral Seafood and Spirits. Neither Ms. Morris nor Mr. Diamond resigned because of a disagreement on any matter relating to the Company's operations, policies or practices.

      A copy of the Company's press release announcing this change in directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 (c).  Exhibits.

     99.1        Press Release of Cosi, Inc., dated March 24, 2006.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date: March 24, 2006

                                         /s/ William Koziel
                                         ---------------------------------------
                                         Name:  William Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

                                                                   Paper (P) or
 Exhibit No.                       Description                    Electronic (E)
 -----------                       -----------                    --------------

     99.1                    Press Release of Cosi, Inc.,               E
                             dated March 24,2006.